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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTIONS 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): October 8, 1997



                                EVOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                      0-27788                  22-3420712
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)



                266 Harristown Road, Glen Rock, New Jersey 07452
              (Address of principal executive offices and zip code)


                                (201) 493 - 9595
              (Registrant's telephone number, including area code)






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Item 3. Bankruptcy

         Kidsview, Inc. ("KVI"), a wholly owned subsidiary of Evolutions, Inc., has not generated any revenues since April 30, 1997. KVI, on October 8, 1997, voluntarily filed for protection from its creditors under Chapter 7 of the United States Bankruptcy Court in the District of New Jersey.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     EVOLUTIONS, INC.


                                              By: /s/ Michael Nafash
                                                  -----------------------------
                                                      Michael Nafash, President


Date: October 13, 1997